Exhibit 99.1

Robert S. Green (State Bar No. 136183)

James Robert Noblin (State Bar No. 114442)

Lesley E. Weaver (State Bar No. 191305)

GREEN & NOBLIN, P.C.

700 E. Larkspur Landing Circle, Ste. 275

Larkspur, CA 94939

Telephone: (415) 477-6700

Facsimile: (415) 477-6710

Attorneys for Plaintiff Carol Truglio

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF ALAMEDA

CAROL TRUGLIO, Derivatively on Behalf	)	Case No. RG13686266
of DYNAVAX TECHNOLOGIES CORP.,	)
)
Plaintiff,	)
v.	)
	)	NOTICE OF PROPOSED SETTLEMENT
ARNOLD L. ORONSKY, FRANCIS R.	)	AND SETTLEMENT HEARING
CANO, DENNIS A CARSON, DINO	)
DINA, DENISE M. GILBERT, EDDIE	)
GRAY, DANIEL L. KISNER, J. TYLER	)
MARTIN, PEGGY V. PHILLIPS, MARK	)
KESSEL, AND STANLEY A. PLOTKIN,	)
)
Defendants,	)
-and-)
)
DYNAVAX TECHNOLOGIES	)
CORPORATION,	)
	)	Date Action Filed: July 3, 2013
Nominal Defendant.	)
)

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

If you bought common stock of Dynavax Technologies Corporation (“Dynavax” or the

“Company”) as of May 19, 2017, your rights may be affected.

The California Superior Court for the County of Alameda authorized this notice. This is not a solicitation from a lawyer.

•	A proposed Settlement has been reached between the Settling Parties to the following shareholder derivative actions brought on behalf of Dynavax: (i) Truglio v. Oronsky, Case No. RG13686266 (the “Action”); (ii) Drabek v. Dina, Case No. 13CV3705 (the “Federal Derivative Action”); and (iii) Stockholder Demand Plaintiff Raymond Hersh (the “Stockholder Demand”) (collectively, the Action, the Federal Derivative Action, and the Stockholder Demand are referred to as the “Derivative Actions”).

•	The Settlement provides for corporate governance reforms that are designed to strengthen Dynavax’s internal controls and protect the Company going forward. If approved by the Court, the Settlement will fully resolve the Derivative Actions on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Derivative Actions with prejudice.

•	Since the Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, there will be no claims procedure.

•	Your legal rights are affected whether you act, or do not act. If the Court approves the Settlement, you will be forever barred from contesting the approval of the proposed Settlement and from pursuing the Released Claims. Please read this notice carefully and in its entirety.

SUMMARY OF YOUR LEGAL RIGHTS AND OPTIONS

OBJECT	Write to the Court about why you do not like the Settlement

GO TO A HEARING	Ask to speak in Court about the fairness of the Settlement

DO NOTHING	Give up rights.

•	These rights and options – and the deadlines to exercise them- are explained below in this notice.

•	The Court in charge of this case still has to decide whether to approve the settlement.

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

I.	BASIC INFORMATION

1.	What is this Lawsuit About?

The lawsuit was brought by Plaintiffs solely on behalf of and for the benefit of Dynavax and against the Individual Defendants. Plaintiffs generally allege, among other things, that the Individual Defendants breached their fiduciary duties, wasted corporate assets, and were unjustly enriched in connection with allegedly improper statements between April 2012 and June 2013 regarding HEPLISAV-B.

2.	Why is there a Settlement?

The Court did not decide in favor of Plaintiffs or Defendants. Instead, both sides agreed to a settlement in order to avoid the cost and risk of continued litigation. Counsel for the Settling Parties believe that the Settlement is in the best interests of the Plaintiffs, Individual Defendants, Dynavax and its shareholders.

3.	Why is this a derivative action?

The lawsuit was brought by Plaintiffs solely on behalf of and for the benefit of Dynavax and against the Individual Defendants.

II.	THE SETTLEMENT BENEFITS

4.	What Does the Settlement Provide?

As a direct result of the filing, prosecution, and settlement of the Derivative Actions, Dynavax has agreed to adopt and implement the Corporate Governance Reforms set forth in Exhibit A to the Stipulation. These Corporate Governance Reforms constitute the consideration for the Settlement, and the Dynavax Board acknowledges and agrees that Plaintiffs’ prosecution of the

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

Derivative Actions was the primary factor in Dynavax’s decision to adopt, implement, and/or maintain the Reforms. Dynavax also acknowledges and agrees that the Settlement confers a substantial benefit upon Dynavax and its shareholders. The Corporate Governance Reforms shall be maintained for a minimum of three years from the date they are implemented, respectively, unless abrogated by law. For a complete description of all of the Corporate Governance Reforms, please see Exhibit A to the Stipulation.

III.	REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe that the Settlement is in the best interests of the Plaintiffs, Individual Defendants, Dynavax and its shareholders.

5.	Why Did the Plaintiffs Agree to Settle?

Plaintiffs believe that the Derivative Actions have substantial merit, and Plaintiffs’ entry into the Stipulation and this Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions. Plaintiffs and their counsel also acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the Defendants through trial and through possible appeals. Plaintiffs’ Counsel have also taken into account the substantial risks, costs, and delays involved in complex shareholder derivative litigation, generally, as well as the unique challenges presented by the Derivative Actions, including establishing that demand on the Board would be futile and the exculpation and indemnification rights afforded the director Defendants pursuant to Delaware General Corporate Law §102(b)(7).

Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts and the circumstances, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Dynavax and its shareholders. Based on their evaluation, Plaintiffs and their counsel believe that the Settlement is in the best interests of Dynavax and its shareholders and have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein.

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

6.	Why Did the Defendants Agree to Settle?

Defendants have denied and continue to deny each and all of the claims, contentions, and allegations made against them or that could have been made against them in the Derivative Actions, and believe the Derivative Actions have no merit. The Individual Defendants expressly assert that they have satisfied their fiduciary duties and have acted in good faith and in the best interest of Dynavax and its shareholders at all relevant times. Defendants have entered into the Stipulation to avoid continuing expense, inconvenience, and distraction of the Derivative Actions, as well as the risks and uncertainties inherent in the lawsuits. Nevertheless, Defendants have determined that it is desirable and beneficial that the Derivative Actions be settled in the manner and upon the terms and conditions set forth in the Stipulation because, among other things, it will allow the Company to conclude this litigation on terms that are just and reasonable, including the adoption and maintenance of the Corporate Governance Reforms. Further, Dynavax, through its Board, acknowledges that the Settlement is fair, reasonable, and adequate, and in the best interests of Dynavax and its shareholders.

IV.	THE LAWYERS REPRESENTING YOU

7.	Do I Have a Lawyer in the Case?

Plaintiffs’ Counsel represents the named plaintiffs and brings this case on behalf of and for the benefit of Dynavax. You will not be charged for these lawyers. If you want to be represented by your own lawyer, you may hire one at your own expense.

8.	How will the Lawyers be Paid?

After negotiating the Corporate Governance Reforms, Plaintiffs’ Counsel and counsel for Defendants separately negotiated the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. As a result of these negotiations, and in light of the substantial benefits conferred upon Dynavax and its shareholders by the Settlement, Dynavax’s Board has agreed and shall instruct Dynavax’s and the

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

Individual Defendants’ insurers to pay $925,000 for Plaintiffs’ attorneys’ fees and expenses, subject to court approval. Plaintiffs’ Counsel shall request approval by the Court of the fees and expenses at the Settlement Hearing. To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Derivative Actions, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket litigation expenses incurred. Plaintiffs’ Counsel believe that the agreed-upon fees and expenses is within the range of fees and expenses awarded to plaintiffs’ counsel under similar circumstances in litigation of this type.

9.	How will the Plaintiffs be paid?

Plaintiffs may also apply for Court approval of service awards in the amount of $1,500 for the Federal and State Plaintiffs (the “Service Awards”), in light of the benefits they have helped to create for Dynavax and Current Dynavax Shareholders.

V.	OBJECTING TO THE SETTLEMENT

You can tell the Court you do not agree with the Settlement or some part of it.

10.	How Do I Tell the Court that I Do Not Like the Settlement?

You may object to the proposed Settlement in writing. You may also appear at the Settlement Hearing, in person or through an attorney at your own expense, provided you notify the Court of your intent to do so. All written objections, supporting papers and/or notices of intent to appear at the Settlement Hearing must:

(a) clearly identify the case name and number (Truglio v. Oronsky, Case Number RG13686266);

(b) include your name, address, and telephone number;

(c) include an account statement evidencing that you held shares of Dynavax common stock as of May 19, 2017;

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

(d) contain a statement of objections to any matters before the Court, the grounds therefore, or the reasons for such Person desiring to appear and be heard, as well as all documents or writings such Person desires the Court to consider

(e) the identities of any witnesses you plan on calling at the Settlement Hearing, along with a summary description of their likely testimony;

(f) be submitted to the Court either by mailing the objection to: Clerk of Court, Superior Court of California, County of Alameda, Rene C. Davidson Alameda County Courthouse, 1225 Fallon Street, Oakland, California 94612, or by filing in person at any location of the Superior Court, County of Alameda that includes a facility for civil filings;

(g) be mailed to both law firms identified:

Counsel for Plaintiffs

William B. Federman,

Federman & Sherwood

10205 N. Pennsylvania Ave.

Oklahoma City, OK 73120

Counsel for Defendants:

Jeffrey M. Kaban

Cooley, LLP

3175 Hanover St.

Palo Alto, CA 94304

(h) be filed or postmarked on or before October 3, 2017.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

VI.	THE COURT’S SETTLEMENT HEARING

11.	When and Where Will the Court Decide Whether to Approve the Settlement?

On October 17, 2017, at 3:00 p.m., the Court will hold the Settlement Hearing before the Honorable Brad Seligman, in Department 30 of the Superior Court of the State of California, Alameda

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

County, located at U.S. Post Office Building, 201 Thirteenth Street, Oakland, CA 94613. The Settlement Hearing may be continued by the Court without further notice. At the Settlement Hearing, the Court will consider: (i) whether the terms of the Settlement are fair, reasonable and adequate and should be finally approved by the Court; (ii) whether a final judgment should be entered; (iii) whether the Court should award the agreed-to attorneys’ fees and reimbursement of expenses for Plaintiffs’ Counsel and a service award to Plaintiffs; and (iv) such other matters as may be necessary or proper under the circumstances.

12.	Do I Have to Come to the Hearing?

You have the right, but are not required, to appear in person or through counsel at the Settlement Hearing to object to the terms of the proposed Settlement or otherwise present evidence or argument that may be proper and relevant.

13.	May I Speak at the Hearing?

You may ask the Court for permission to speak at the Settlement Hearing. To do so, you must send a letter stating that it is your notice of intention to appear in Truglio v. Oronsky, Case Number RG13686266. Your notice of intention to appear must be postmarked no later than October 3, 2017, and be sent to the Clerk of Court, Plaintiff’s Counsel and Defense Counsel at the three addresses in question 10.

VII.	IF YOU DO NOTHING

14.	What Happens if I do Nothing at All?

If you do nothing, you will not be able to start, continue with a lawsuit, or be part of any other lawsuit on behalf of Dynavax about the legal issues in this case, ever again. Upon the Effective Date, Plaintiffs, all other Current Dynavax Shareholders, Plaintiffs’ Counsel, and Dynavax shall be deemed to have, and by operation of the Judgment shall have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims of Plaintiffs and Dynavax) against

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

Dynavax, the Individual Defendants, and their Related Persons. Further, upon the Effective Date, Dynavax, the Individual Defendants, and their Related Persons shall be deemed to have, and by operation of the Judgment shall have fully, finally, and forever released, relinquished, and discharged Plaintiffs, Plaintiffs’ Counsel, and Dynavax from all claims (including Unknown Claims of Plaintiffs and Dynavax), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions or the Released Claims.

VIII.	GETTING MORE INFORMATION

15.	Are there More Details About the Settlement?

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Actions or the Stipulation. There is additional information concerning the Settlement available in the Stipulation.

16.	How Do I Get More Information?

For a more detailed statement of the matters involved in the Derivative Actions, the Settlement, and the terms discussed and definitions used in this Notice, the Stipulation may be inspected online at the Alameda County Superior Court’s website, known as ‘DomainWeb,’ at https://publicrecords/alameda.courts.ca.gov/PRS/. After arriving at the website, click ‘Search by Case Number’ and enter RG13686266 as the case number and click ‘SEARCH.’ Images of each document filed in the case may be viewed through the ‘Register of Actions’ at a minimal charge. You may also view the images of each document filed in the case free of charge via one of the computer terminal kiosks available at each court location that has a facility for civil filings, including at the Clerk of Court’s office at the Alameda Superior Courthouse, 1225 Fallon St, Oakland, CA 94612. The Stipulation is also available for viewing on the websites of:

a)	Federman & Sherwood at http://www.federmanlaw.com/oklahoma-settlements;

b)	Robbins Arroyo LLP at http://www.robbinsarroyo.com/notices;

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

c)	the Shuman Law Firm at http://www.shumanlawfirm.com/notices/; and

d)	Dynavax at http://investors.dynavax.com/index.cfm.

For additional information concerning the Settlement, you may also call or write to: Federman & Sherwood, c/o William B. Federman, 10205 North Pennsylvania Avenue, Oklahoma City, Oklahoma 73120, Telephone: (405) 235-1560.

DATED August 21, 2017	BY ORDER OF THE COURT
SUPERIOR COURT OF CALIFORNIA
COUNTY OF ALAMEDA

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING